Commitments and Contingencies (Misc) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Commitments [Abstract]
Letters of Credit Outstanding, Amount	$ 177,141,000	$ 200,212,000
Performance Bonds Outstanding, Amount	$ 411,610,000	$ 399,897,000
Business Combination, Contingent Consideration Arrangements [Abstract]
Business Combination, Contingent Consideration Arrangements, Description	On the acquisition of IESI Corporation (“IESI”), the Company assumed various obligations which require the payment of additional amounts when certain negotiated events or business performance targets are achieved, including landfill expansion approval or target disposal volumes.
Business Combination, Contingent Consideration Arrangements, Range of Outcomes, Value, High	$ 1,500,000
Purchase Commitment [Abstract]
Disposal Contract, Description	The Company has a disposal contract that requires it to meet specific disposal volume targets which expires on March 31, 2019. The volume requirements are based on an annual average. Should the Company not meet the required volume targets, the Company is required to make additional payments for the disposal volume shortfall. At December 31, 2015, the Company expects to meet its disposal volume target and accordingly no accrual has been made.
Disposal Contract, Expiry Date	Mar. 31, 2019
Purchase Commitment, Obtaining Transfer Station Permit	The Company owns a permit to construct a construction and demolition waste transfer station on land owned by it in Bradenton, Florida. An additional payment of $2,500 is due to the sellers upon the transfer of the company or the property to any non-affiliate of WSI or upon obtaining all necessary permits to operate the transfer station
Purchase Commitment Additional Payment	$ 2,500,000